EXHIBIT 10.77
                       STOCK PLEDGE AND SECURITY AGREEMENT



         This Agreement is made as of January 29, 1998, by and between GREENMAN TECHNOLOGIES, INC., a Delaware corporation (the "Company") and HELLER FINANCIAL, INC., a Delaware corporation, with offices at 500 West Monroe Street, Chicago, Illinois 60661 ("Heller").

         Whereas, Heller and GreenMan Technologies of Minnesota, Inc., a Minnesota corporation ("GTIM") and GreenMan Technologies of Georgia, Inc., a Georgia corporation ("GTIG") have entered into various financing arrangements including, without limitation, that certain Loan and Security Agreement of even date herewith and various related instruments, documents and agreements, all as amended from time to time (collectively called the "Financing Arrangement"); and

         Whereas, the Company, as the sole shareholder of GreenMan Acquisition Corp., a Delaware corporation ("GAC"), which is the sole shareholder of GTIM and GTIG has agreed to guaranty the obligations of GTIM and GTIG with respect to the Financing Arrangement pursuant to the terms of that certain Guaranty of Payment of even date herewith (the "Guaranty") and, in order to secure the payment and performance of its obligations under the Guaranty of the Financing Arrangement, has agreed to pledge and grant a lien and security interest in all of the securities listed and described in Section 1 hereof and Exhibit "A" hereto;

         Now, Therefore, in consideration of the foregoing, the covenants and conditions herein contained and the mutual agreements of the parties hereto, the Company and Heller hereby agree as follows:

1. Collateral. To secure the payment and performance of the Company's obligations and liabilities under the Financing Arrangement, absolute or contingent, due or to become due, direct or indirect, and whether now existing or hereafter and howsoever arising, the Company hereby pledges and assigns to Heller and grants unto Heller a security interest in the following (hereinafter collectively called the "Collateral"):

         1.1 The securities described in the attached Exhibit "A", with stock powers duly endorsed in blank, herewith delivered to Heller;

         1.2 Any and all other or additional securities to which the Company (without additional consideration) now is, or hereafter may be, entitled by virtue of its ownership of any of the foregoing securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend or otherwise; and


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         1.3 All  proceeds  and products of the  foregoing,  including,  without limitation, any and all dividends, distributions and other amounts to which Heller is entitled pursuant to the provisions of Section 4 hereof.

2. Representations and Warranties. The Company represents and warrants to Heller that:

         2.1 The execution, delivery and performance by the Company of this Agreement will not violate any provision of law, any order of any court or other agency of government, or any indenture agreement or other instrument to which the Company is a party or by which the Company or any of the Company's property is bound or be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Company's property or assets, except as contemplated by the provisions of this Agreement;

         2.2 This Agreement constitutes a legal, valid and binding obligation of the Company in accordance with its terms;

         2.3 As to the Collateral deposited with Heller on the date hereof, (i) the Company is the legal and beneficial owner thereof; (ii) the same is validly issued, fully paid and non assessable and is registered in the Company's name; (iii) the stock transfer forms attached to the certificates representing such Collateral have been duly executed and delivered by the Company to Heller; and (iv) none of such Collateral is subject to any security interest, pledge, lien or other encumbrance, or adverse claim of any kind whatsoever, except in favor of Heller;

         2.4 No consent of, or registration or filing with, any person or entity, including under any state or federal securities law or regulation, is required for the pledge of the Collateral hereunder; and

         2.5 The Collateral deposited with Heller on the date hereof constitutes all of the issued and outstanding stock of GreenMan Technologies of Minnesota, Inc. and GreenMan Technologies of Georgia, Inc.

3.       Stock Splits, Stock Dividends, Etc.

         3.1 In the event that the Company, now is, or hereafter becomes, entitled (without additional consideration) to other or additional securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend or otherwise, the Company shall:

                  3.1.1 Cause the issuer to deliver to Heller the certificates evidencing the Company's ownership thereof, and if such certificates are delivered to the Company, take possession in trust for Heller and forthwith deliver the same to Heller;


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                  3.1.2 Deliver to Heller a stock  transfer form with respect to such securities, executed in blank by the Company;

                  3.1.3 Deliver to Heller such other certificates, forms and other instruments as Heller may request in connection with such pledge.

         3.2 The Company agrees that such securities shall constitute a portion of the Collateral and be subject to this Agreement in the same manner and to the same extent as the securities pledged hereby to Heller on the date hereof

         3.3 The Company shall not permit the issuer of the Collateral to issue any voting or non voting capital stock or any options, warrants or other rights to purchase or subscribe for any voting or non-voting capital stock, or any evidence of indebtedness that is at any time convertible into capital stock or has, or will have, at any time voting rights.

4. Voting Power, Dividends. Substitutions. Unless and until an Event of Default hereunder shall have occurred, the Company shall be entitled to: (a) Exercise all voting powers pertaining to the securities included in the Collateral for any purpose not inconsistent with, or in violation of, the provisions of this Agreement; and (b) Collect and receive all cash dividends with respect to the Collateral provided, however, Heller shall be entitled to collect and receive all other dividends and distributions on such securities (whether in stock, cash or other property) including any such dividends or distributions received or receivable in exchange or distributable upon the liquidation, whether voluntary or involuntary, of any issuer thereof. Cash received by Heller pursuant to the provisions of this Section 4 may be commingled by Heller with its other funds, and shall be non-interest bearing. The Company agrees that if it receives any of such dividends, distributions, securities and other amounts to which Heller is entitled, it shall take possession thereof in trust for Heller and forthwith deliver the same to Heller, and agrees that the same shall constitute a portion of the Collateral and be subject to this Agreement in the same manner and to the same extent as the Collateral pledged to Heller on the date hereof.

5.       Default and Remedies.

         5.1 The occurrence of any of the following shall constitute an Event of Default hereunder:

                  5.1.1 Any representation or warranty made by the Company to Heller hereunder, or in any certificate delivered to Heller pursuant hereto, or under any other agreement between the Company and Heller, shall prove to have been false or misleading in any material respect as of the date on which the same was made; or

                  5.1.2 The Company shall fail to duly observe or perform any other covenant or agreement made by the Company hereunder or under any other agreement made by the Company and Heller; or

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                  5.1.3 An Event of  Default  under  the  Financing  Arrangement shall occur and be continuing; or

                  5.1.4 Bankruptcy, reorganization, receivership, insolvency or other similar proceedings shall be instituted by or against the Company or all or any part of its property under the Federal Bankruptcy Act or other law of the United States or of any state or other competent jurisdiction and, if against the Company, the Company shall consent thereto or shall fail to cause the same to be discharged within thirty (30) days.

         5.2 If an Event of Default shall occur and be continuing, Heller may, at its option, subject to any applicable cure periods provided in the Financing Arrangement:

                  5.2.1 Immediately upon giving notice to the Company, cause the Collateral to be registered in its name or in the name of its nominee;

                  5.2.2 Immediately upon giving notice to the Company, exercise all voting powers pertaining to such securities and otherwise exercise all ownership rights as though Heller were the outright owner of the Collateral (the Company hereby irrevocably constituting and appointing Heller its proxy and attorney-in-fact with full power of substitution so to do);

                  5.2.3 Receive all dividends and all other distributions of any kind whatsoever on all or any of the Collateral;

                  5.2.4 Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of the Company pertaining or relating to the Collateral (the Company hereby irrevocably constituting and appointing Heller its proxy and attorney-in-fact with full power of substitution so to do);

                  5.2.5 Sell, assign and deliver the whole, or from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand for performance, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption, stay and/or appraisal which the Company may now or hereafter have under applicable laws (all of which the Company hereby expressly waives) for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Heller in its discretion may determine; and

                  5.2.6 Exercise any other remedy specifically granted under this Agreement or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

         5.3 For the purposes of this Section 5, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Heller shall be free to carry out such sale

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         pursuant to such  agreement,  and the Company  shall not be entitled to the return of any of the same subject thereto, notwithstanding that after Heller shall have entered into such an agreement, all Events of Default hereunder may have been remedied or all obligations under the Financing Arrangement may have been paid and performed in full.

         5.4 At any sale made pursuant to Subsection 5.2, Heller may bid for and purchase, free from any right or equity of redemption on the part of the Company (the same being hereby waived and released), any part of or all of the Collateral that is offered for sale and may make payment on account thereof by using any claim then due and payable to Heller by the Company as a credit against the purchase price, and Heller may, upon compliance with the terms of sale, hold, retain and dispose of such securities without further accountability therefore.

         5.5 Heller shall apply the proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Heller under the provisions of this Agreement, after deducting all costs and expenses of collection, sale and delivery (including, without limitation, reasonable attorneys' fees and other legal expenses) incurred by Heller in connection with such sale, towards the payment of the Company's obligations, accrued and executory, under the Financing Arrangement and any other obligations of the Company to Heller. After full and final payment to Heller of all such obligations, Heller shall remit any surplus to the Company.

         5.6 Heller shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of such securities, as hereinbefore authorized, and Heller shall not be responsible for any failure to do so or delay in so doing.

         5.7 Any sale of, or the grant of options to purchase, or any other realization upon, all or any portion of such securities, under Subsection 5.2 shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company in and to such securities so sold, optioned or realized upon, or any part thereof, from, through and under the Company.

         5.8 The Company recognizes that Heller may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 as amended (the "Act") or other applicable state or federal laws, or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, the Company agrees that Heller may, without the necessity of attempting to cause any registration of the Collateral to be effected under the Act or other applicable state or federal laws, sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Company agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral than would be the case if they were sold at public sale, and that any such private sale shall be deemed to have been made in a commercially reasonable manner.

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6.       Heller's Obligations, Custodial Agreement.

         6.1 Heller shall have no duty to protect, preserve or enforce rights under the Collateral other than a duty of reasonable custodial care of the Collateral in its possession. Heller shall have no liability for the exercise or failure to exercise any puts, calls, conversion rights, options, warrants, rights to vote or consent or any other rights with respect to the Collateral.

         6.2 The Company understands and agrees that Heller may deposit the Collateral with a custodian and hereby agrees to pay reasonable fees of any such custodian in connection with its acting as custodian.

7. Termination of Agreement. Upon termination of the Financing Arrangement and the payment in full of all of the obligations secured hereby, Heller shall cause to be transferred to the Company all of the Collateral (less any portion of same sold, transferred or disposed of pursuant to, and under the circumstances specified in, Section 5 hereof), and this Agreement shall thereupon be terminated.

8.       Miscellaneous.

         8.1 The Company further unconditionally agrees that if the Company is in default under the Financing Arrangement, Heller may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to, the exercise by Heller of its rights and remedies under the Financing Arrangement, or otherwise, or against any guarantor of the Company's obligations.

         8.2 Should Heller at any time assign any of its rights under the Financing Arrangement, Heller may assign its rights under this Agreement, and may deliver the Collateral or any portion thereof to the assignee who shall thereupon, to the extent provided in the instrument of assignment, have all of the rights of Heller hereunder with respect to the Collateral and Heller shall, thereafter, be fully discharged from any responsibility with respect to the Collateral so delivered to such assignee. No such assignment, however, shall relieve such assignee of those duties and obligations of Heller specified hereunder.

         8.3 Each and every right, remedy and power granted to Heller hereunder shall be cumulative and in addition to any other right, remedy or power herein specifically granted or now or hereafter existing in equity, at law, by virtue of statue or otherwise and may be exercised by Heller, from time to time, concurrently or independently and as often and in such order as Heller may deem expedient. Any failure or delay on the part of Heller in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Heller's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power.


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         8.4 Any  modification or waiver of any provision of this Agreement,  or any consent to any departure by Heller therefrom, shall not be effective unless the same is in writing and signed by Heller, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on the Company not specifically required of Heller hereunder shall not entitle the Company to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

         8.5 The Company agrees that at any time, and from time to time, after the execution and delivery of this Agreement, the Company will, upon the request of Heller, execute and deliver such further documents and do such further acts and things as Heller may reasonably request in order to give effect to this Agreement.

         8.6 Any notice, request, demand, consent, approval or other communication provided or permitted hereunder shall be in writing and be given by personal delivery or sent by United States first-class mail, postage prepaid, addressed to the party for whom it is intended, at its address stated in the first paragraph of this agreement or such other address as either party requests by proper notice hereunder.

         8.7 This Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of Illinois in all respects, including matters of construction, validity and performance.

         8.8 If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction, and, provided further, that where the provisions of any such applicable law may be waived, they hereby are waived by the Company to the full extent permitted by law to the end that this Agreement shall be deemed to be valid and binding in accordance with its terms.

         8.9 This Agreement shall inure to the benefit of the successors and assigns of Heller and shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the Company.


In Witness Whereof, the Company and Heller have caused this Agreement to be executed as of the date first above written.



GREENMAN TECHNOLOGIES, INC.,
a Delaware corporation


By:  /s/ Robert H. Davis
Name: Robert H. Davis
Title: President & CEO


HELLER FINANCIAL, INC.

By: /s/  Michael L. DuBois
Name:  Michael L. DuBois
Title: Vice President

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                                   EXHIBIT "A"



l.       Capitalization and Stockholders of:  GreenMan Acquisition Corp.
         Authorized:  3,000 Shares
         Par Value:  $.001
         Issued and Outstanding:  l00 Shares
         Shares Held by Pledgor:  l00 Shares
         Stock Certificate Number:  l